 QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2000

REUTER MANUFACTURING, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-1561	41-0780999
(State of or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
410 11th Avenue South, Hopkins, MN (Address of principal executive offices)	55343 (zip code)

Registrant's telephone number, including area code: (952) 935-6921

Item 1.  Changes in Control of Registant.

    On October 10, 2000, Reuter Manufacturing, Inc., a Minnesota corporation (the "Company"), completed a private financing (the "Financing") pursuant to the terms of a Securities Purchase Agreement dated October 10, 2000 (the "Securities Purchase Agreement") by and among the Company, Activar, Inc., J.L. Reissner and M.J. Tate (Activar, Reissner and Tate, collectively, the "Investors"). Pursuant to the Securities Purchase Agreement, the Company sold to the Investors, and the Investors purchased from the Company, an aggregate of 3,500,000 shares of the Company's common stock, par value $.1875 per share ("Common Stock"), and an aggregate of 1,000,000 shares of the Company's Series A Convertible Preferred Stock, par value $.1875 per share ("Series A Preferred"), all at a purchase price of $.1777778 per share, for an aggregate purchase price of $800,000 (the Series A Preferred and Common Stock sold to the Investors, collectively, the "Shares"). Of the $800,000 total, Activar and Reissner purchased $700,000. The Shares were sold in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and are "restricted securities" within the meaning of Securities Act.

    The Series A Preferred is convertible at any time, without the payment of any additional consideration, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $0.1777778 by the conversion price in effect at the time of any conversion and then multiplying such quotient by each share of Series A Preferred to be converted. The conversion price, initially $0.1777778, is subject to adjustment for stock splits and other actions affecting the capital structure of the Company. The Series A Preferred generally votes with the Common Stock on matters submitted to the shareholders, with each share of Series A Preferred having that number of votes that is equal to the number of whole shares of Common Stock into which such share of Series A Preferred is then convertible. The Series A Preferred is entitled to 9% dividends in preference to any dividends paid on the Common Stock, but such 9% dividends are payable only if, as and when declared by the Company's board of directors.

    In connection with the Financing, the Company, the Investors and certain of the Company's existing shareholders (collectively, the "Shareholders") entered into a Voting Agreement dated September 12, 2000 (the "Voting Agreement"). Among other provisions, the Voting Agreement requires the Shareholders to vote all of their shares of capital stock of the Company (a) for the election of designees of Activar to the board of directors of the Company and (b) as directed by Activar on all matters which from time to time are presented for a vote of the Company's shareholders.

    To the knowledge of management of the Company, (a) a change in control of the Company has occurred pursuant to the Securities Purchase Agreement and the Voting Agreement; (b) the names of the persons who have acquired such control are Activar and Reissner, an officer and shareholder of Activar (together, the "Acquirors"); (c) the amount and source of the consideration used (i) by Activar was $500,000 of working capital, and (ii) by Reissner was $200,000 of personal funds; (d) the bases of the control is that after issuance of the Shares, (i) Reissner and Activar own approximately 40.49% of the outstanding Common Stock of the Company on an as-if converted basis (i.e., assuming the conversion of the Series A Preferred into Common Stock) and (ii) to the extent the 1,117,647 shares of Common Stock beneficially owned by the Shareholders are controlled by the Acquirors pursuant to the Voting Agreement, Reissner and Activar control approximately 51.98% of the outstanding Common Stock of the Company on an as-if converted basis; (e) the date and description of the transactions which resulted in the change in control are as described in the first paragraph of this Item 1; (f) the percentage of voting securities of the registrant now beneficially owned directly or indirectly by the Acquirors is approximately 40.49%; and (g) the Acquirors assumed control of the Company from the Shareholders and Michael J. Tate.

    To the knowledge of management of the Company, the source of all or any part of the consideration used was not a loan made in the ordinary course of business by a bank.

    The Voting Agreement, which is described above, is an arrangement and understanding among members of the former and new control groups with respect to election of directors and other matters.

    Additional information regarding the Financing, the Securities Purchase Agreement and the Voting Agreement is contained in such agreements, copies of which are exhibits to this Report and are incorporated herein by reference.

Item 5.  Other Events.

    In connection with the Financing, the Company and U.S. Bank National Association (the "Bank") entered into an Amended and Restated Credit Agreement (the "Credit Agreement"); an Amended, Restated and Consolidated Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement (the "Mortgage"); a Security Agreement (the "Security Agreement"); and an Amended and Restated Note in the principal amount of $6,800,000 (the "Note") (the Credit Agreement, Mortgage, Security Agreement and Note, all dated October 10, 2000, collectively, the "Credit Instruments"). Pursuant to the Credit Instruments, the Company and the Bank revised and restated in its entirety the Financing Agreement between them dated December 3, 1997. Under the Credit Agreement, the Bank has made $6,800,000 in lending facilities available to the Company pursuant to a $1,500,000 revolving line of credit and three term loans in the amounts of $2,800,000, $1,100,000 and $1,400,000, respectively. These lending facilities are evidenced and secured by the Note, the Mortgage and the Security Agreement.

    Additional information regarding the Credit Instruments is contained in such agreements, copies of which are exhibits to this Report and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

    Not applicable.

  (b)
  Pro Forma Financial Information.

    Not applicable.

  (c)
  Exhibits.

    10.1  Securities Purchase Agreement dated October 10, 2000 by and among Reuter Manufacturing, Inc. and the Investors.

    10.2  Voting Agreement dated September 12, 2000 by and among Reuter Manufacturing, Inc., the Shareholders and the Investors.

    10.3  Certificate of Designation filed October 12, 2000 by Reuter Manufacturing, Inc.

    10.4  Amended and Restated Credit Agreement dated October 10, 2000 by and among Reuter Manufacturing, Inc. and U.S. Bank National Association.

    10.5  Amended, Restated and Consolidated Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated October 10, 2000 by and among Reuter Manufacturing, Inc. and U.S. Bank National Association.

    10.6  Security Agreement dated October 10, 2000 by and among Reuter Manufacturing, Inc. and U.S. Bank National Association.

    10.7  $6,800,000 Amended and Restated Note, dated October 10, 2000, given by Reuter Manufacturing, Inc. to U.S. Bank National Association.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REUTER MANUFACTURING, INC.
Dated: October 24, 2000	By	/s/ MICHAEL J. TATE Michael J. Tate Its: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Item	Method of Filing
10.1	Securities Purchase Agreement dated October 10, 2000 by and among Reuter Manufacturing, Inc. and the Investors	Filed herewith electronically
10.2	Voting Agreement dated September 12, 2000 by and among Reuter Manufacturing, Inc., the Shareholders and the Investors	Filed herewith electronically
10.3	Certificate of Designation filed October 12, 2000 by Reuter Manufacturing, Inc	Filed herewith electronically
10.4	Amended and Restated Credit Agreement dated October 10, 2000 by and among Reuter Manufacturing, Inc. and U.S. Bank National Association	Filed herewith electronically
10.5
	Amended, Restated and Consolidated Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated October 10, 2000 by and among Reuter Manufacturing, Inc. and U.S. Bank NationalAssociation	Filed herewith electronically
10.6	Security Agreement dated October 10, 2000 by and among Reuter Manufacturing, Inc. and U.S. Bank NationalAssociation	Filed herewith electronically
10.7	$6,800,000 Amended and Restated Note, dated October 10, 2000, given by Reuter Manufacturing, Inc. to U.S. Bank National Association	Filed herewith electronically

QuickLinks

  Item 1. Changes in Control of Registant.
  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS